                                                                    Exhibit (99)
                             [LOGO]  GULF
                                   INSURANCE
                                    COMPANY


                              St. Louis, Missouri

                    EXCESS DIRECTORS AND OFFICERS LIABILITY
                           AND COMPANY REIMBURSEMENT
                             FOLLOWING FORM POLICY

                         NOTICE: PLEASE READ CAREFULLY
                                                      POLICY NUMBER: GA5745881
                                                      RENEWAL OF: GA5613581

THIS POLICY DOES NOT PROVIDE ANY DUTY TO DEFEND. THIS IS A CLAIMS MADE INDEMNITY POLICY WITH DEFENSE EXPENSES INCLUDED IN THE LIMITS OF LIABILITY. THE LIMITS OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY EXPENSES INCURRED FOR COVERED LEGAL DEFENSE.

                                  DECLARATIONS

This policy shall follow all the terms and conditions of the policy described in
Item 4 of these Declarations (the "Underlying Policy") except as herein stated. Terms defined in the Underlying Policy are used herein with the meaning assigned to them in the Underlying Policy, unless otherwise indicated.

ITEM 1.  COMPANY:          Cold Metal Products Company, Inc.
         MAILING ADDRESS:  8526 South Avenue
                           Youngstown, OH 44514

STATE OF INCORPORATION: Ohio

ITEM 2. POLICY PERIOD From MARCH 4, 1995 to MARCH 4, 1 996 (12:00 Noon Standard Time at the address stated in Item 1)

ITEM 3. COVERAGE: EXCESS DIRECTORS AND OFFICERS LIABILITY AND COMPANY REIMBURSEMENT

ITEM 4.  UNDERLYING POLICY NUMBER:          128290679
                                            ---------
         ISSUED BY:                         CNA Insurance Company
                                            ---------------------
         LIMITS OF LIABILITY:               $5,000,000
                                            ----------
         COVERAGE:                          Directors & Officers Liability
                                            ------------------------------
         POLICY PERIOD:                     From 03-04-1995 to 03-04-1996
                                                 ----------    ----------
ITEM 5.  LIMITS OF LIABILITY:       $5,000,000
                             ------------------------------
                             (Aggregate each policy period)

ITEM 6.  PREMIUM: $55,000.00
                 -----------

ENDORSEMENTS:     CIRI 38124        CIRI 38108
                                                  /s/ Edward T. Lameir
                                                  -------------------------
                                                  Authorized Representative
    2/5/96                                            Cincinnati, Ohio
- ---------------------                             -------------------------
Countersignature Date                                  Countersigned at



                                    ORIGINAL

CIRI 36021                                                ISSUE DATE 02-02-1996
===============================================================================

                                     [LOGO]


                    EXCESS DIRECTORS AND OFFICERS LIABILITY
                           AND COMPANY REIMBURSEMENT

                             FOLLOWING FORM POLICY

In consideration of the payment of premium and in reliance upon statements made to the Insurer in the application including all attachments (including the financial statements referred to therein) and any other materials submitted therewith (the "Application"), a copy of which is made a part hereof and subject to the Declarations and Endorsements made a part hereof and the terms, conditions and limitations set forth herein and therein, the Gulf Insurance Company (the "Insurer") agrees as follows:

I.  INSURING CLAUSE:

     To indemnify the Company (as set forth in Item 1 of the Declarations) and its Directors and Officers (referred to herein as the "Insured") for Loss by reason of exhaustion by all payments, of all applicable underlying limits as specified in Item 4 of the Declarations, subject to:

     A. the terms and conditions of the Underlying Policy as in effect the first day of the Policy Period;

     B.   the Limits of Liability as stated in Item 5 of the Declarations; and

     C.   the terms and conditions of this policy.

II.      TERMS AND CONDITIONS:

     A.   LOSS PROVISIONS

     It is a condition to the Insurer's obligations under this policy that:

          1. The Insured shall give notice to the Insurer in writing of any claim made against any Insured during the Policy Period or during any applicable Discovery Period, within (90) days after such claim is made against the Insured and prior to the end of the Policy Period or any applicable Discovery Period. Notice given under the Underlying Policy shall not constitute notice under this policy.

               Notice hereunder shall be given to the Insurer at 200 Park Avenue, New YorK, New York 10166.

          2. The Insured shall give the Insurer such information, assistance and cooperation as the Insurer may reasonably request and as shall be in the Insured's power and shall do nothing which may prejudice the Insurer's position or potential rights of recovery.

          3. The Insurer shall have the right, at its option, to participate in the defense and control of all claims reported under this policy and the Insurer shall not be bound by any positions taken by the underlying insurer with respect to coverage, policy interpretation or settlement which may affect this policy.

B.       STATEMENTS IN THE APPLICATION

It is a condition to the Insurer's obligations under this policy and the Insured agrees that:


          1. The statements made in the Application, together with its attachments (including the financial statements referred to therein) and any other materials submitted, shall be the representations and warranties of the Insured and shall be deemed attached to and made a part of this policy and material to the acceptance of the risk or the hazard assumed by the Insurer under this policy. The insured agrees that this policy is issued in reliance upon the truth of such representations and warranties which are incorporated into and made a part of this policy; and

          2. This policy in its entirety shall be void and of no effect whatsoever if the Application and/or any other materials submitted contain misrepresentations which materially affect either the acceptance of the risk or the hazard assumed by the Insurer under this policy.

C.        FOLLOWING FORM

          1. The Insured agrees that this policy, except as herein stated, is subject to all terms, conditions, agreements and limitations of the Underlying Policy in all respects as in effect on the date hereof. A true and accurate copy of the Underlying Policy has been provided to the Insurer. The Insured shall furnish to the Insurer copies of all proposed renewals, rewrites or changes by endorsement or otherwise to the Underlying Policy prior to such renewals, rewrites or changes. The Insured agrees that should any change to the Underlying Policy be made by rewrite, endorsement or otherwise, this policy shall not be changed without the prior written consent of the Insurer, which consent shall be at the sole discretion of the Insurer and endorsed hereon. It is further agreed. should any change of this policy be approved, then the premium hereon may be adjusted accordingly.

          2. In the event of the depletion of the Limits of Liability of the Underlying Policy solely as a result of payment of losses thereunder, this policy shall, subject to the Limits of Liability set forth in Item 5 of the Declarations and to the other terms of this policy, continue to apply for subsequent losses as excess insurance over the amount of insurance remaining under such Underlying Policy. In the event of the exhaustion of all of the Limits of Liability of such Underlying Policy solely as a result of payment of losses thereunder, the remaining limits available under this policy shall, subject to the Limits of Liability as set forth in Item 5 of the Declarations and to the other terms of this policy, continue for subsequent losses as primary insurance and any retention specified in the Underlying Policy shall be imposed under this policy.

          3. The Insurer's obligations under this policy shall not be increased, expanded or otherwise changed as a result of the receivership, insolvency, inability or refusal to pay of any underlying insurer or the cancellation of the Underlying Policy.

D.        CANCELLATION CLAUSE

          1. This policy may be cancelled by the Company at any time by mailing prior written notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This Policy shall terminate at the earlier of the date and hour specified in the notice of cancellation or the date and time of surrender, whichever shall be applicable.

          2. This policy may also be cancelled by or on behalf of the Insurer by delivering to the Company or by mailing to the Company, by registered, certified, or other first class mail, at the Company's address as shown in Item 1 of the Declarations, written notice stating when, not less than thirty (30) days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation but such payment shall be made as soon as practicable.

          3. The Insured shall give notice of cancellation of the Underlying Policy to the Insurer within 15 days of the giving or receipt thereof, as the case may be and:

               a) In the event the Underlying Policy shall be cancelled by the insurer thereon (other than for non-payment of premiums), this policy shall continue in full force and effect for the remainder of the Policy Period and shall be subject to the terms and conditions of the Underlying Policy as if it remained in effect.

               b) In the event the Underlying Policy shall be cancelled by the Company, this policy shall be automatically cancelled as of the effective date of the cancellation of the Underlying Policy, whether or not such notice shall be given.

          4. If this policy shall be cancelled by the Company, the Insurer shall retain the customary short-rate proportion of the premium hereon.

               If this policy shall be cancelled by the Insurer, the Insurer shall retain the pro rata proportion of the premium hereon.

          5. If the notice period for cancellation is prohibited or made void by any law controlling the provisions thereof, such period shall be deemed to be amended to be equal to the minimum period permitted by such law.

IN WITNESS WHEREOF, the Insurer has caused this policy to be signed by its President and a Secretary and countersigned on the Declarations Page by a duly authorized agent of the Insurer.

              /S/ D.T. DeCarlo                     /s/ J. F. Calvano
              ---------------                      -----------------
               Secretary                           President

Endorsement No.1
This endorsement, effective 12:01 a.m. 03-04-1995 forms a part of policy number GA5745881 issued to Cold Metal Products Company, Inc. by Gulf Insurance Company


In consideration of the premium charged, it is hereby understood and agreed that the time of inception, as set forth in Item 2 of the Declarations, is amended from (12:00 Noon Standard Time at the address stated in Item 1) to the following:

          (12:01 A.M. Standard Time at the address stated in Item 1)





Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, exclusions or limitations of the above mentioned policy, except as expressly stated herein. This endorsement is part of such policy and incorporated therein.


                                             /s/ Edward T. Lameir
                                             -------------------------
                                             Authorized Representative

CIRI 38124 (07-1988)

Endorsement No. 2
This endorsement, effective 12:01 a.m. 03-04-1995 forms a part of policy number GA5745881 issued to Cold Metal Products Company, Inc. by Gulf Insurance Company

In consideration of the payment of premium, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim made against any of the Insureds based upon, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving any Claim, demand, cause of action, legal or quasi-legal proceeding or administrative proceeding pending, or orders, decrees or judgments entered, against the Directors or Officers or the Insured Company on or prior to 03-04-1 994 or any fact, circumstance or situation underlying or alleged therein.











Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, exclusions or limitations of the above-mentioned policy, except as expressly stated herein. This endorsement is part of such policy and incorporated therein.



                                             /s/ Edward T. Lameir
                                             -------------------------
                                             Authorized Representative



CIRI 38108 (07-1988)



CNA                                 CNA INSURANCE COMPANIES     DECLARATIONS
For All the Commitments You Make    CNA PLAZA                DIRECTORS AND OFFICERS
                                    Chicago, Illinois 60685     LIABILITY POLICY
                                    (800)221-8201

NOTICE

THIS IS A CLAIMS-MADE POLICY AND, SUBJECT TO ITS PROVISIONS, APPLIES ONLY TO ANY
"CLAIM" FIRST MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD.
NO COVERAGE EXISTS FOR CLAIMS FIRST MADE AFTER THE END OF THE POLICY PERIOD
UNLESS, AND TO THE EXTENT. THE EXTENDED REPORTING PERIOD APPLIES. DEFENSE COSTS
REDUCE THE LIMIT OF LIABILITY AND ARE SUBJECT TO THE RETENTION AMOUNTS. PLEASE
REVIEW THE POLICY CAREFULLY AND DISCUSS THE COVERAGE WITH YOUR INSURANCE AGENT
OR BROKER.

ACCOUNT NUMBER    COVERAGE PROVIDED BY
    81885

POLICY NUMBER     Continental Casualty Company
  128290679

NAMED ENTITY AND PRINCIPAL ADDRESS                                PRODUCER
         Cold Metal Products Company, Inc.           Johnson & Higgins Of Pennsylvania, Inc.
Item     8526 South Ave.                             Diane C. Coyne
 1       Youngstown, OH 44514                        6 PPG Place, Suite 300
                                                     Pittsburgh, PA 15222-5499

Attn:    Mr. Allen R. Morrow

Item     Policy Period:  03/04/95   To  03/04/96
                       ------------   ----------
2.                     12:01 a.m. Standard Time at the Principal Address stated in Item 1.

Item     Limit of Liability (Inclusive of Defense Costs):
3.
         $  5,000,000    Maximum aggregate Limit of Liability under the Policy.
         ----------------
Item     Retention Amounts applicable to Insuring Agreements (Defense Costs are Subject to Retention Amounts):
4.
         $        0       each of the Directors and Officers each Claim, but in no event exceeding
         -----------------
         $        0       in the aggregate each Claim for all Directors and Officers under Insuring Agreement I.A.,
         -----------------
         $  150,000        each Claim under Insuring Agreement I.B.
         -----------------
Item     Policy Premium
5.
         $  110,000
         ------------------
         $                      NJ Guaranty Association Surcharge, if Applicable
         ------------------
         $                      KY Municipal Tax $             KY Surcharge, if applicable
         ------------------                       -------------
         $                      CA Surcharge, if applicable
         ------------------
Insurers writing property and casualty insurance business in California are required to participate in the California Insurance Guarantee Association. If an
insurer becomes insolvent the California Insurance Guarantee Association settles unpaid claims and assesses each insurance company for its fair share.

California law requires all insurers to surcharge policies to recover these assessments. If your policy is surcharged, "CA Surcharge" with an amount will be displayed on your premium notice.

                                                            Policy No. 128290679
                                                                       ---------
Item    Notice to Insurer under Section VII:
6.
        Financial Insurance Group
        CNA Insurance Company
        CNA Plaza
        Chicago, IL 60685

Item    Other Notices to Insurer:
7.
        Financial Insurance Group
        CNA Insurance Company
        CNA Plaza
        Chicago, IL 60685

Item    Prior and Pending Proceeding Date (Exclusion IV.B.5.):
8.
        03/04/94

Item    Endorsements forming a part of this Policy at issuance:
9.

        G-19948-A. G-19950-A, G-19955-A




These Declarations, along with the completed and signed Application and the Policy, shall constitute the contract between the Insureds and the Insurer.

                            Authorized Representative: /s/ Kenneth R. Fritz
                                                      ---------------------
                                                Date: 3/13/95

       /s/ D. M. Lowry                  /s/ D. H. Chookaszian
       ----------------                 ---------------------------
           Secretary                       Chairman of the Board

CNA
For All the Commitments You Make(R)    DIRECTORS AND OFFICERS LIABILITY POLICY


THIS IS A CLAIMS-MADE POLICY AND, SUBJECT TO ITS PROVISIONS, APPLIES ONLY TO ANY "CLAIM" FIRST MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. NO COVERAGE EXISTS FOR CLAIMS FIRST MADE AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE EXTENT, THE EXTENDED REPORTING PERIOD APPLIES. DEFENSE COSTS REDUCE THE LIMIT OF LIABILITY AND ARE SUBJECT TO RETENTION AMOUNTS. PLEASE REVIEW THE POLICY CAREFULLY AND DISCUSS THE COVERAGE WITH YOUR INSURANCE AGENT OR BROKER.

In consideration of the payment of the premium and in reliance upon all statements made and information furnished to the Insurer designated in the Declarations, a stock insurance corporation, hereafter called the "Insurer", including the statements made in the APPLICATION, and subject to the provisions of this Policy, the Insurer agrees that:

I.       INSURING AGREEMENTS

          A. It during the POLICY PERIOD or the Extended Reporting Period any CLAIM is first made against any of the DIRECTORS AND OFFICERS, the Insurer shall pay on their behalf LOSS resulting from such CLAIM, except and to the extent that the ENTITY has indemnified them for such LOSS.

          B. If during the POLICY PERIOD or the Extended Reporting Period any CLAIM is first made against any of the DIRECTORS AND OFFICERS, the Insurer shall pay on behalf of the ENTITY Loss resulting from such CLAIM to the extent the ENTITY is required, or has determined as permitted by law, to indemnify the DIRECTORS AND OFFICERS for such LOSS.

II.      DEFINITIONS

          A. "APPLICATION" means all signed applications for this Policy and for any policy in an uninterrupted series of policies issued by the Insurer of which this Policy is a renewal or replacement.

          B.   "CLAIM" means:

               1. a civil, criminal, or administrative adjudicatory proceeding, or

               2. a written demand for monetary damages,

               against the DIRECTORS AND OFFICERS for a WRONGFUL ACT, including any appeal therefrom.

          C. "DEFENSE COSTS" means reasonable and necessary legal fees and expenses incurred by the DIRECTORS AND OFFICERS in defense of any CLAIM, and costs of appeal, attachment or similar bonds. The Insurer shall have no obligation to provide such bonds. DEFENSE COSTS shall not include salaries, wages, fees, overhead or benefit expenses associated with directors officers or employees of the ENTITY.

          D. "DIRECTORS AND OFFICERS" means all persons who were, now are, or shall be duly elected or appointed directors and/or officers of the ENTITY, including their estates, heirs, legal representatives or assigns.

          E.   "ENTITY" means the NAMED ENTITY or any SUBSIDIARY.

          F.   "FINANCIAL INSOLVENCY" means:

               1. the appointment of a receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the ENTITY or the ENTITY becoming a debtor in possession; and

               2. the inability of the ENTITY financially or under applicable law to advance DEFENSE COSTS or indemnify the DIRECTORS AND OFFICERS for LOSS.

          G. "INDEPENDENT SECURITY HOLDER" means any security holder of the ENTITY, other than any of the INSUREDS, who is acting totally independently of, and totally without the solicitation, assistance, participation, or intervention of, any of the INSUREDS.

          H.   "INSUREDS" means the ENTITY and the DIRECTORS AND OFFICERS.

          I. "INTERRELATED WRONGFUL ACTS" means any WRONGFUL ACTS which are logically or causally connected by reason of any common fact, circumstance, situation, transaction or event.

          J. "LOSS" means damages, settlements, judgments and DEFENSE COSTS. LOSS shall not include:

               1. punitive or exemplary damages or the amount of any multiplied damage award which is in excess of the damage award so multiplied;

               2.   criminal or civil fines or penalties imposed by law;

               3.   taxes;

               4. any amounts for which there is no legal recourse against the Directors and Officers; or

               5. matters which may be deemed uninsurable under the law pursuant to which this Policy shall be construed.

          K. "NAMED ENTITY" means the company named in Item 1. of the Declarations.

          L. "POLICY PERIOD" means the period from the effective date of this Policy to the Policy expiration date, as set forth in Item 2. of the Declarations, or its earlier cancellation date.

          M. "POLLUTANTS" means any substance exhibiting hazardous characteristics as or may be defined or identified on any list of hazardous substances issued by the United States Environmental Protection Agency or any state or local or foreign counterpart. POLLUTANTS also means, without limitation, any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste (including materials to be recycled, reconditioned or reclaimed), as well as any air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos, or asbestos products or any noise.

          N. "SUBSIDIARY" means any entity in which and so long as more than 50% of the voting stock is owned by the NAMED ENTITY, either directly or indirectly:

               1.   on or before the effective date of this Policy, or

               2. after the effective date of this Policy by reason of being created or acquired by the Entity after such date, if the assets of the created entity, or if the fair value of all cash, securities assumed indebtedness and other consideration paid by the ENTITY for the acquired entity, do not exceed 10% of the total consolidated assets of the NAMED ENTITY as reflected in the NAMED ENTITY'S most recent audited consolidated financial statement prior to such creation or acquisition; or

               3. after the effective date of this Policy by reason of being created or acquired by the ENTITY after such date, other than as described in 2. above, if the Insurer, at its sole option upon submission of such information as it may require, agrees to extend coverage for such entity.

     O.   "TAKEOVER" means:

          1. the acquisition of the ownership or control of more than 50% of the voting stock of the NAMED ENTITY by another entity or person or group of entities and/or persons acting in concert;

          2. the merger of the NAMED ENTITY into another entity such that the NAMED ENTITY is not the surviving entity:

          3.   the consolidation of the NAMED ENTITY with another entity;

          4. the acquisition by another entity or person or group of entities and;or persons acting in concert of more than 50% of the total consolidated assets of the NAMED ENTITY as reflected in the NAMED ENTITY'S most recent audited consolidated financial statement prior to such acquisition; or

          5. the appointment of a receiver, conservator, liquidator, trustee, rehabilitator, or similar official to take control of, supervise, manage, or liquidate the NAMED ENTITY, or any other taking over of, or taking control of, the NAMED ENTITY by any governmental agency, body or representative, or the NAMED ENTITY becoming a debtor in possession.

     P. "WRONGFUL ACT" means any actual or alleged error, misstatement, misleading statement, act or omission or neglect or breach of duty by the DIRECTORS AND OFFICERS in the discharge of their duties in their capacity as DIRECTORS AND OFFICERS. WRONGFUL ACT does not include any actual or alleged conduct by the DIRECTORS AND OFFICERS in the discharge of their duties as directors, officers or employees of any entity other than the ENTITY, even if directed or requested by the Entity to serve as directors, officers or employees of such other entity.

III.     EXTENDED REPORTING PERIOD

          A. If the NAMED ENTITY cancels or non-renews this Policy or if the Insurer decides not to renew this Policy, the Insureds shall have the right to purchase, Upon payment of an additional premium of 75% of the total premium for this Policy, an extension of this Policy for a period of 12 calendar months immediately following the end of the POLICY PERIOD, but only with respect to any WRONGFUL ACT committed before the earlier of the end of the POLICY PERIOD or the effective date of any TAKEOVER. This period shall be referred to as the Extended Reporting Period.

          B. As a condition precedent to the right to purchase the Extended Reporting Period, the total premium for this Policy must have been paid. The right to purchase the Extended Reporting Period shall end unless written notice and full payment of the premium for such period is received by the Insurer within 30 days after the end of the POLICY PERIOD.

          C. If the Extended Reporting Period is purchased, the entire premium shall be deemed earned at its commencement without any obligation by the Insurer to return any portion thereof.

          D. There is no separate or additional Limit of Liability for the Extended Reporting Period.

IV.  EXCLUSIONS

          A. The Insurer shall not be liable to pay any LOSS under Insuring Agreement I.A. in connection with any CLAIM made against the DIRECTORS AND OFFICERS where it is established in fact in such CLAIM that the DIRECTORS AND OFFICERS gained any personal profit, remuneration or pecuniary advantage to which they were not legally entitled or committed any fraudulent or criminal WRONGFUL ACT with actual knowledge of its wrongful nature or with intent to cause damage. The WRONGFUL ACT of any of the DIRECTORS AND OFFICERS shall not be imputed to any of the other DIRECTORS AND OFFICERS for the purpose of determining the applicability of this Exclusion.

          B. The Insurer shall not be liable to pay any LOSS under Insuring Agreements I.A. or I.B. in connection with any CLAIM made against the DIRECTORS AND OFFICERS:

               1. for any actual or alleged bodily injury, sickness, disease, emotional distress, mental anguish or death of any person, or damage to or destruction of any tangible property including loss of use;

               2. in their capacities as fiduciaries as defined in the Employee Retirement Income Security Act of 1974 and amendments or similar provisions of any federal, state or local statute or common law, for any Pension, Profit Sharing or Welfare Plan(s) of the ENTITY;

               3. based upon, directly or indirectly arising out of, or in any way involving:

                    a. any WRONGFUL ACT or any matter, fact, circumstance, situation, transaction, or event which has been the subject of any claim made prior to the effective date of this Policy or of any notice given during any prior policy of which this Policy is a successor; or

                    b. any other WRONGFUL ACT whenever occurring, which, together with a WRONGFUL ACT which has been the subject of such claim or such notice, would constitute INTERRELATED WRONGFUL ACTS;

               4.   of any SUBSIDIARY for:

                    a. any WRONGFUL ACT occurring before the date it became a SUBSIDIARY or for any WRONGFUL ACT occurring on or after the date it became a SUBSIDIARY which, together with a WRONGFUL ACT occurring before the date it became a SUBSIDIARY, would constitute INTERRELATED WRONGFUL ACTS; or

                    b. any WRONGFUL ACT occurring after the date it ceased to be a SUBSIDIARY;

               5. based upon, directly or indirectly arising out of, or in any way involving any civil, criminal or administrative proceeding prior to or pending on the date set forth in Item 8 of the Declarations, or any fact, circumstance, situation, transaction or event underlying or alleged in such proceeding;

               6. based upon, directly or indirectly arising out of, or in any way involving: any nuclear reaction, radiation or contamination, or any actual, alleged or threatened discharge, release, escape, or disposal of, or exposure to, POLLUTANTS; any request, direction or order that any of the INSUREDS test for, monitor, clean up, remove, contain, treat, detoxify, neutralize or in any way respond to or assess the effect of POLLUTANTS or nuclear reaction, radiation or contamination, or any voluntary decision to do so; or any actual or alleged property damage, or bodily injury, sickness, disease or death of any person, or financial loss to the ENTITY, its security holders, or its creditors resulting from any of the aforementioned matters;

               7. by or on behalf of any of the other DIRECTORS AND OFFICERS, except and to the extent that:

                    a. such CLAIM is by an officer who is not a director of the ENTITY for any WRONGFUL ACT in connection with such officer's employment relationship with the ENTITY; or

                    b. such CLAIM is in the form of a crossclaim, third-party claim or otherwise for contribution or indemnity which is part of and results directly from a CLAIM which is not otherwise excluded under this Policy;

               8. by, on behalf of, or for the benefit of the ENTITY, or by any security holder of the ENTITY, whether directly or derivatively, except where such CLAIM is made by an INDEPENDENT SECURITY HOLDER; or

               9. for any WRONGFUL ACT occurring on or after the effective date of a TAKEOVER.

V.   LIMIT OF LIABILITY

     A. The amount set forth in Item 3. of the Declarations shall be the maximum aggregate Limit of Liability of the Insurer for all LOSS under this Policy, regardless of the number of CLAIMS made against the DIRECTORS AND OFFICERS.

     B. If the Limit of Liability is exhausted by payment of LOSS, the Insurer's obligations shall be completely fulfilled and extinguished.

VI.       SETTLEMENT/RETENTIONS/ADVANCEMENT OF
          DEFENSE COSTS/ALLOCATION

          A.   INSURER'S CONSENT

               The DIRECTORS AND OFFICERS shall not admit liability, consent to any judgment, agree to any settlement or incur any Defense Costs without the Insurer's prior written consent, such consent not to be unreasonably withheld. There shall be no coverage for any LOSS resulting from any admission of liability, consent to any judgment, agreement to settle or incurrence of DEFENSE COSTS without the Insurer's prior written consent. The INSUREDS agree that they shall not knowingly take any action which increases the Insurer's exposure for LOSS under this Policy resulting from any CLAIM.

          B.   DEFENSE OF CLAIMS

               The DIRECTORS AND OFFICERS and not the Insurer have the duty to defend CLAIMS. The DIRECTORS AND OFFICERS shall only retain counsel with the Insurer's agreement. The Insurer shall have the right, but not the duty, to associate itself in the defense and settlement of any CLAIM.

          C.   PAYMENT OF LOSS IN EXCESS OF RETENTIONS

               The Insurer shall be liable to pay LOSS resulting from each CLAIM made against the DIRECTORS AND OFFICERS in excess of the amount of the applicable Retention Amount which shall be uninsured.

          D.   ADVANCEMENT OF DEFENSE COSTS AND PAYMENT OF LOSS ON BEHALF OF
               ENTITY

               The ENTITY agrees that it shall advance DEFENSE COSTS and indemnify the DIRECTORS AND OFFICERS for LOSS in connection with any CLAIM made against them to the fullest extent required or permitted under applicable law. If the ENTITY advances DEFENSE COSTS or is required or has determined to indemnify the DIRECTORS AND OFFICERS for LOSS in connection with any CLAIM, then, the INSURER on behalf of the ENTITY shall advance prior to the final disposition of such CLAIM all such DEFENSE COSTS and pay LOSS in excess of the Retention Amount applicable to Insuring Agreement I.B.

          E. ADVANCEMENT OF DEFENSE COSTS AND PAYMENT OF LOSS ON BEHALF OF THE DIRECTORS AND OFFICERS

               1. If the ENTITY does not advance DEFENSE COSTS or indemnify the DIRECTORS AND OFFICERS for LOSS in connection with any CLAIM made against them by reason of (i) FINANCIAL INSOLVENCY or (ii) a good faith determination by the ENTITY that such advancement or indemnification is not required or permitted even under the broadest construction of applicable law, then, the INSURER on behalf of the DIRECTORS AND OFFICERS shall advance prior to the final disposition of such CLAIM all such DEFENSE COSTS and pay LOSS in excess of the Retention Amount applicable to Insuring Agreement I.A.

               2. If the ENTITY fails to advance DEFENSE COSTS or to indemnify the DIRECTORS AND OFFICERS for LOSS in connection with any CLAIM for any reason other than (i) or (ii) hereinabove, or where it is required or has determined to indemnify the DIRECTORS AND OFFICERS, then, the Insurer on behalf of the DIRECTORS AND OFFICERS shall advance prior to the final disposition of such CLAIM all such DEFENSE COSTS and pay LOSS in excess of the Retention Amount applicable to Insuring Agreement I.A., but the ENTITY shall be responsible for, and shall hold the Insurer harmless from, the Retention Amount applicable to Insuring Agreement I.B.

F.   ALLOCATION OF LOSS

     If a CLAIM made against the DIRECTORS AND OFFICERS includes both covered and uncovered matters or is made against both DIRECTORS AND OFFICERS and others, including the ENTITY. the INSUREDS recognize that there must be an allocation between insured and uninsured LOSS. The Insureds and the INSURER shall exert their best efforts to agree upon a fair and proper allocation between insured and uninsured LOSS.

G.   CONDITIONS FOR ADVANCEMENT OF DEFENSE COSTS

     Any advancement by the Insurer of DEFENSE COSTS in connection with any CLAIM pursuant to Clauses D. or E. above shall be on the following conditions:

     1. if the INSUREDS and the Insurer agree on an allocation of insured and uninsured DEFENSE COSTS, the Insurer shall advance the amount of insured DEFENSE COSTS;

     2. if the INSUREDS and the Insurer cannot after exerting their best efforts agree on an allocation of insured and uninsured DEFENSE COSTS:

          a. the Insurer then shall advance the percentage of DEFENSE COSTS proposed by the Insurer to be insured until a different allocation is negotiated, arbitrated or judicially determined;

          b. the Insurer, if requested by the INSUREDS shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the INSUREDS, one arbitrator selected by the Insurer, and a third independent arbitrator selected by the first two arbitrators;

          c. no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

          d. any negotiated, arbitrated or judicially determined allocation of DEFENSE COSTS on account of a CLAIM shall be applied retroactively to all DEFENSE COSTS previously advanced;

     3. any advancement of DEFENSE COSTS shall be subject to the DIRECTORS AND OFFICERS and/or the Entity providing a satisfactory written undertaking to repay the Insurer any DEFENSE COSTS finally established not to be insured; and

     4. any allocation or advancement of DEFENSE COSTS on account of a CLAIM shall not apply to or create any presumption with respect to the allocation of other Loss on account of such CLAIM.

VII. NOTICE AND INTERRELATED CLAIM CLAUSE

     A. If during the POLICY PERIOD or the Extended Reporting Period any CLAIM is first made against the DIRECTORS AND OFFICERS, the INSUREDS shall, as a condition precedent to the obligations of the Insurer under this Policy, give written notice to the Insurer as soon as practicable hut in no event later than 90 days after such CLAIM is first made.

     B. If during the POLICY PERIOD or the Extended Reporting Period the INSUREDS first become aware of a specific WRONGFUL ACT and during such period give written notice to the Insurer as soon as practicable of:

          1. the names of the potential claimants and a description of the specific WRONGFUL ACT which forms the basis of their potential claim,

          2. the consequences which have resulted or may result from such specific WRONGFUL ACT.

          3. the name of the alleged or potential damages arising from such specific WRONGFUL ACT, and

          4. the circumstances by which the INSUREDS first became aware of the specific WRONGFUL ACT, then any CLAIM otherwise covered under this Policy subsequently made arising out of such WRONGFUL ACT shall be deemed to have been made at the time such written notice was given.

     C. More than one CLAIM involving the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS shall he considered as one CLAIM which shall be deemed to have been made on the earlier of:

          1.   the date on which the earliest CLAIM was first made, or

          2. the first date notice was given under this Policy or any prior policy of which this Policy is a successor of any WRONGFUL ACT or any fact, circumstance, situation, event or transaction which underlies any such CLAIM.

     D. The INSUREDS shall give notice to the Insurer under this Section as specified in Item 6. of the Declarations.

     E. The DIRECTORS AND OFFICERS shall furnish the Insurer with copies of reports, investigations, pleadings, and all related papers, and such other information, assistance and cooperation as the Insurer may reasonably request.

VIII     CANCELLATION

     A. The Insurer may not cancel this Policy except for non-payment of any premium when due. In such event, the Insurer may cancel this Policy by providing to the NAMED ENTITY written notice stating when, not less than 20 days thereafter, such cancellation shall be effective.

     B. The INSUREDS grant the exclusive authority to cancel this Policy to the NAMED ENTITY. The NAMED ENTITY may cancel this Policy by providing the Insurer written notice stating when thereafter such cancellation shall be effective. The mailing or delivery of such notice shall be sufficient. The unearned premium shall be computed pro rata and premium adjustment may be made at the time cancellation is effected or as soon as practicable.

IX.  NON-RENEWAL/RENEWAL ON DIFFERENT TERMS

     A.   NON-RENEWAL

     If the Insurer decides not to renew this Policy, the Insurer shall provide written notice to the NAMED ENTITY at least 60 days prior to the Policy expiration date. The notice shall include the reason for such non-renewal.

     B.   RENEWAL ON DIFFERENT TERMS

     If the Insurer offers to renew this Policy on terms which involve any change in Retention Amounts. premium, Limit of Liability or other terms and conditions. the Insurer shall provide written notice to the Named Entity at least 60 days prior to the Policy expiration date.

X.   NOTICES TO THE NAMED ENTITY

     Any notices required under Section VIII. CANCELLATION A. and Section IX. NON-RENEWAL/RENEWAL ON DIFFERENT TERMS shall be provided to the NAMED ENTITY at the last known principal address and to its insurance agent or broker. The mailing by certified mail of such notice shall be sufficient.

XI.  OTHER INSURANCE

     If any LOSS resulting from any CLAIM is insured under any other policy(ies), this Policy shall apply only to the extent the LOSS exceeds the amount paid under such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over this Policy.

XII. APPLICATION

     It is represented by the INSUREDS and it is agreed by and among the INSUREDS and the Insurer as follows:

          1. the particulars and statements contained in the APPLICATION, a copy of which is attached hereto, and any materials submitted or required (which shall be maintained on file by the Insurer and be deemed attached as if physically attached), are true and are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy;

          2. the statements in the APPLICATION and in any materials submitted or required are the INSUREDS' representations and shall be deemed material to the acceptance of this risk or the hazard assumed by the Insurer under this Policy and this Policy is issued in reliance upon the truth of such representations; and

          3. in the event the APPLICATION, including materials submitted or required, contains any misrepresentation:

               a.   made with the intent to deceive, or

               b. which material affects either the acceptance of the risk or the hazard assumed by the Insurer under the Policy;

               this Policy shall be void and of no effect whatsoever only as to any of the DIRECTORS AND OFFICERS who are responsible for or who had knowledge of such misrepresentation. Such responsibility or knowledge shall not be imputed to any other DIRECTORS AND OFFICERS for the purposes of determining the availability of coverage.

XIII. MERGERS

     A.   AUTOMATIC COVERAGE

          If after the effective date of this Policy the ENTITY merges with another entity such that the ENTITY is the surviving entity and the fair value of all cash, securities, assumed indebtedness and other consideration paid by the ENTITY for such merger does not exceed 10% of the total consolidated assets of the NAMED ENTITY as reflected in the NAMED ENTITY'S most recent audited consolidated financial statement prior to such merger, then any directors or officers of the entity merged with who become directors or officers of the Entity after such merger shall be considered DIRECTORS AND OFFICERS.

     B.   OPTIONAL COVERAGE

          If after the effective date of this Policy, the ENTITY merges with another entity such that the ENTITY is the surviving entity, and the fair value of all cash, securities, assumed indebtedness and other consideration paid by the ENTITY for such merger exceeds 10% of the total consolidated assets of the NAMED ENTITY as reflected in the NAMED ENTITY'S most recent audited consolidated financial statement prior to such merger, then any directors or officers of the entity merged with who become directors or officers of the ENTITY after such merger shall be considered DIRECTORS AND OFFICERS if the Insurer, at its sole option upon submission of such information as the Insurer may require, agrees to provide coverage for such directors and officers.

     C.   LIMITATION

          There shall be no coverage for any persons considered to be DIRECTORS AND OFFICERS pursuant to Clauses A. or B. above for any WRONGFUL ACT occurring before the effective date of such merger or for any WRONGFUL ACT occurring on or after such date which. together with any WRONGFUL ACT occurring before such date would be considered INTERRELATED WRONGFUL ACTS.

XIV. SUBROGATION AND RECOVERY

     The Insurer shall be subrogated to the extent it pays any LOSS to all the INSUREDS' rights of recovery, and the INSUREDS shall:

          1. execute all papers necessary to secure such rights, including executing any documents necessary to enable the Insurer effectively to bring suit in their name; and

          2. take no action which impairs the Insurer's rights of subrogation or recovery.

XV.  CHANGES

     Notice to any agent or knowledge possessed by any agent or other person acting on behalf of the Insurer shall not effect a waiver or a change in any part of this Policy or estop the Insurer from asserting any right under the provisions of this Policy, nor shall the provisions be waived or changed except by written endorsement issued to form a part of this Policy.

XVI. ENTITY AUTHORIZATION

     The INSUREDS agree that the NAMED ENTITY will act on behalf of the INSUREDS with respect to giving of all notice to the Insurer (except notices provided in Section VII.A. or B). the receipt of notices from the Insurer, the payment of the premiums, and the receipt of any return premiums that may become due under this Policy.

XVII. NO ACTION AGAINST INSURER

     No action shall be taken against the Insurer unless, as a condition precedent, there shall have been full compliance with all the provisions of this Policy nor until the amount of the DIRECTORS' AND OFFICERS' obligation to pay shall have been finally determined either by final and nonappealable judgment against the DIRECTORS AND OFFICERS after trial, or by written agreement of the DIRECTORS AND OFFICERS, the claimant and the Insurer.

     No person or organization shall have any right under this Policy to join the Insurer as a party to any CLAIM against the DIRECTORS AND OFFICERS to determine the DIRECTORS' AND OFFICERS' liability, nor shall the Insurer be impleaded by the ENTITY or the DIRECTORS AND OFFICERS or their legal representatives in any such CLAIM.

XVIII. ASSIGNMENT OF INTEREST

     Assignment of interest under this Policy shall not bind the Insurer unless its consent is endorsed.

XIX. TERRITORY

     Coverage shall apply worldwide.

XX.  ENTIRE AGREEMENT

     The Insureds agree that this Policy, including the APPLICATION and any materials submitted or required. and any written endorsement attached, constitute the entire agreement existing between them and the Insurer or any of its agents relating to this insurance.


























/s/ D. M. Lowry                     /s/ D. H. Chookaszian

Secretary                           Chairman of the Board

                           SPOUSAL LIABILITY COVERAGE


In consideration of the premium paid for this Policy, it is agreed that Section
II. DEFINITIONS D. is deleted and replaced by the following:

"D.  "DIRECTORS AND OFFICERS" means:

     1. all persons who were, now are, or shall be duly elected or appointed directors and/or officers of the Entity; and

     2. the estates, heirs, legal representatives or assigns of any person described in 1. hereinabove; and

     3. a lawful spouse of any person described in 1. hereinabove (whether such status is derived by statutory or common law as recognized by the jurisdiction of the parties' domicile), but only with respect to any CLAIM arising solely out of his or her status as such a spouse, where such CLAIM seeks damages from marital community property, jointly held property, or property transferred from such director or officer to the spouse."

It is understood that no coverage is provided for any WRONGFUL ACT of a spouse as described in 3. hereinabove.

All other provisions of the Policy remain unchanged.
















This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated Insurers takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in said Policy and expires concurrently with said Policy.

- --------------------------  -------------------------------------------------------------------
    Must be Completed       Complete Only When This Endorsement Is Not Prepared with the Policy or is Not to be Effective with the Policy
- --------------------------  -------------------------------------------------------------------
ENDT. NO.       POLICY NO.  ISSUED TO                         EFFECTIVE DATE OF
                                                              THIS ENDORSEMENT
  01            128290679
- --------------------------  -------------------------------------------------------------------

CNA
                                   Countersigned by
                                                   ----------------------------
For All the Commitments You Make(R)                   Authorized Representative

                       OUTSIDE DIRECTORSHIP ENDORSEMENT -
                            CHARITABLE ORGANIZATIONS
                                (DOUBLE EXCESS)

In consideration of the premium paid for this Policy, it is agreed:

1.   Section II. DEFINITIONS P. is deleted and replaced by the following;

     "P. "WRONGFUL ACT" means any actual or alleged error, misstatement, misleading statement, act or omission or neglect or breach of duty by the DIRECTORS AND OFFICERS in the discharge of their duties in their capacity as:

          1.   DIRECTORS AND OFFICERS; or

          2. directors, officers, trustees, regents, or governors of any CHARITABLE ORGANIZATION, where such service is part of their regularly assigned duties with the ENTITY and at the specific written request or direction of the Board of Directors of the ENTITY.

          "WRONGFUL ACT does not include any actual or alleged conduct by the DIRECTORS AND OFFICERS in the discharge of their duties as directors, officers, trustees, regents, governors or employees of any other entity, even if directed or requested by the ENTITY to serve as directors, officers, trustees, regents, governors or employees of such other entity."

2.   Section II. DEFINITIONS is amended by the addition of the following;

     ""CHARITABLE ORGANIZATION" means any organization exempt from taxation pursuant to Section 501(c)(3) of the Internal Revenue Code and any amendments thereto; provided, however, that CHARITABLE ORGANIZATION shall not include any medical-related facility or educational facility. "

3. The Insurer shall not be liable to pay any LOSS in connection with any CLAIM made against the DIRECTORS AND OFFICERS in their capacity as directors, officers, trustees, regents, or governors of any CHARITABLE ORGANIZATION, except and to the extent that the DIRECTORS AND OFFICERS are not indemnified by the CHARITABLE ORGANIZATION or its insurers; provided. however, that in the event the Insurer or any of its affiliates has issued a policy of insurance to or for the benefit of the CHARITABLE ORGANIZATION or its directors, officers, trustees, regents or governors, the maximum aggregate liability of the Insurer and its affiliates for any LOSS under this Policy and under such other policy shall not exceed the amount of the largest applicable limit of liability of either this Policy or such other policy.

All other provisions of the Policy remain unchanged.

This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated Insurers takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in aid Policy and expires concurrently with said Policy.

- --------------------------  -------------------------------------------------------------------
    Must be Completed       Complete Only When This Endorsement Is Not Prepared with the Policy or is Not to be Effective with the Policy
- --------------------------  -------------------------------------------------------------------
ENDT. NO.       POLICY NO.  ISSUED TO                         EFFECTIVE DATE OF
                                                              THIS ENDORSEMENT
  02            128290679
- --------------------------  -------------------------------------------------------------------

CNA
                                   Countersigned by
                                                   ----------------------------
For All the Commitments You Make(R)                   Authorized Representative

EXCLUSION OF CLAIMS BY
SPECIFIED PERSONS OR ENTITIES


In consideration of the premium paid for this Policy, it is agreed that the Insurer shall not be liable to pay any Loss under Insuring Agreements I.A. or I.B. in connection with any CLAIM made against the DIRECTORS AND OFFICERS by or on behalf of:


AARQUE Management Corporation
- -----------------------------

All other provisions of the Policy remain unchanged.

























This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated Insurers takes effect on the effective date of said Policy, unless another effective date is shown below. at the hour stated in said Policy and expires concurrently with said Policy.

- --------------------------  -------------------------------------------------------------------
    Must be Completed       Complete Only When This Endorsement Is Not Prepared with the Policy or is Not to be Effective with the Policy
- --------------------------  -------------------------------------------------------------------
ENDT. NO.       POLICY NO.  ISSUED TO                         EFFECTIVE DATE OF
                                                              THIS ENDORSEMENT
  03            128290679
- --------------------------  -------------------------------------------------------------------

CNA
                                   Countersigned by
                                                   ----------------------------
For All the Commitments You Make(R)                   Authorized Representative

[CNA LOGO]

                            RENEWAL APPLICATION FOR
                   DIRECTORS AND OFFICERS LIABILITY INSURANCE

- --------------------------------------------------------------------------------
                                     NOTICE
- --------------------------------------------------------------------------------

THIS IS AN APPLICATION FOR A CLAIMS-MADE POLICY WHICH, SUBJECT TO ITS
PROVISIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. NO COVERAGE EXISTS FOR CLAIMS FIRST MADE
AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE EXTENT, THE EXTENDED REPORTING PERIOD APPLIES. THE LIMIT OF LIABILITY SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS. DEFENSE COSTS SHALL BE SUBJECT TO THE RETENTION AMOUNTS. PLEASE REVIEW THE POLICY CAREFULLY AND DISCUSS THE COVERAGE WITH YOUR INSURANCE AGENT OR BROKER.
- --------------------------------------------------------------------------------

                  INSTRUCTIONS FOR COMPLETING THIS APPLICATION

Please read the instructions carefully, and complete and submit all requested information and required attachments. Please note that terms appearing in bold face in the above Notice and in any Application Question below are defined in the Policy and shall have the same meaning in this Application as in the Policy. This Application and all materials submitted or required shall be held in confidence. Questions 3 and 4 need not be answered if the information requested is contained in any required attachments.

Required Attachments:

     1. All proxy statements and Notices of Annual Meeting to Stockholders within the last twelve months
     2.   Audited financial statements for the most recent three fiscal years
     3.   The latest interim financial statements
     4.   The indemnification provisions of the charter and bylaws
     5.   Any filings made to the SEC within the last 12 months

                              Please submit this Application to:

                                   CNA Insurance Companies
                                   Financial Insurance Division - 20 South
                                   CNA Plaza
                                   Chicago, ILLINOIS 60685
                                   (312) - ___ - ____

ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT (S)HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.

- --------------------------------------------------------------------------------

1.       Named Entity:     Cold Metal Products, Inc.
                      ---------------------------------------------------------
         Street Address:   8526 South Avenue
                        -------------------------------------------------------
        City:    Youngstown        State:  OH       Zip Code:         44514
             --------------------        --------            ------------------
               (Do not use P.O. Box)

         Telephone:     (216) 758 - 1194
                   --------------- ---------

2. The Officer designated by the Entity to receive notices from the Insurer concerning this insurance is:

         Allen R. Morrow         Vice President and Chief Financial Officer
         -----------------       ------------------------------------------
         (Name of Officer)                        (Title)



06/11/93

Questions 3 and 4 Need Not Be Answered if the Information Requested is Contained in the Required Attachments


3.       Has there been any material change in the
         nature of the operations within the last 12 months.....Yes / /  No /X/
         If "Yes", provide details: ___________________________________________

4.       Stock Ownership of Named Entity
         a.       Total number of common shares outstanding: 7,182,250
                                                            -----------
         b.       Total number of common shareholders: Unknown due to street name holdings
                                                      -------------------------

         c.       Total number of common shares owned directly
                  or beneficially by Directors:       4,058,050
                                                  ----------------

         d.       Total number of common shares owned directlY
                  or beneficially by Officers who are not Directors  77,950
                                                                    --------

         e.       Does any shareholder own directly or beneficially
                  five percent or more of the common shares?   Yes /X/  No / /

If "Yes", designate name and percentage of holdings: Mr. R.Q. Anderson,
                                                    ---------------------------
Chairman, Owns 3,664,000 shares; or 51.15%, either directly or through his
- -------------------------------------------------------------------------------
wholely owned AARQUE Investments   Include by attachment the information
- --------------------------------
above (items a-e) for any additional classes of voting stock.  None

         f.       Are there any other securities convertible to voting stock?
                                                              Yes / /  No /X/

         If "Yes", provide details: ___________________________________________

5 Have there been any changes in senior management (Board Chairman, President, Executive Vice President, etc.) in the last 12 months?
                                                         Yes / / No /X/

         If "Yes", provide details: ___________________________________________
         ______________________________________________________________________

6.       By attachment to this Application, provide        None: See 7. Below
         the following information for any Subsidiary      for Equity Investment
         acquired or created after the effective date of the current Policy:

         a. Name                      d.  Nature of business
         b. Date of acquisition       e.  Domestic or foreign
         c. Percent of ownership      f.  Name of parent entity

7. During the last 12 months, has the Entity been involved in, or is it presently considering, any merger, consolidation, acquisition, tender offer, or divestment or sale of its stock in excess of 10% of the total stock outstanding?.................. Yes /X/ No / /


         If "Yes" provide details:  See Addendum #1 attached
                                   --------------------------------------------
         ----------------------------------------------------------------------


06/11/93
                                     - 2 -

8. Has the Entity filed, or contemplated filing, a registration statement with the Securities and Exchange Commission:

         a.       within the past 12 months?.........Yes /X/  No / /
         b.       within the next 12 months?.........Yes / /  No /X/

     If "Yes", to either of the above, provide details and furnish a copy of such registration statement if available. On March 29, 1994 the company completed an initial public offering of common stock. The SEC Form S-1 Registration Statement and the offering prospectus are enclosed with this application.

9. a. Within the last 12 months has the Named Entity or any Subsidiary made or joined in a Schedule 13-D filing with the Securities and Exchange Commission with respect to ownership of the securities of another
        corporation?.................................Yes / /  No /X/

     If "Yes", provide details. _______________________________________________
     __________________________________________________________________________

     b. Within the last 12 months, has the Named Entity or any Subsidiary become aware that any person, corporation or other entity has made a
        Schedule 1 3-D filing with respect to the ownership of the securities of the Named Entity or any Subsidiary?.......Yes / /  No /X/

     If "Yes", provide details. _______________________________________________

10.  Please provide the following insurance information:  (1) See Addendum #2 attached (2) See
                                                          Addendum #3 attached

     a. Pension/Fiduciary Liability  Limit  (1) Carrier  (1)     Expir Date (1)
     b. Commercial Crime/Fidelity    Limit  (2) Carrier  (2)     Expir Date (2)
     c. General Liability            Limit  (2) Carrier  (2)     Expir Date (2)


11. During the last 12 months has the Entity or any of the Directors and Officers been involved in any of the following:
     a. any anti-trust, copyright or patent litigation?........Yes / /  No /X/
     b. any civil or criminal action or administrative
        proceeding charging a violation of any federal
        or state security law or regulation?...................Yes / /  No /X/
     c. any representative actions, class actions or
        derivative suits?......................................Yes / /  No /X/
     d. other material litigation?.............................Yes / /  No /X/

     If "Yes", to any of the above, please attach full details.

12. The undersigned declares that to the best of his/her knowledge the statements set forth herein are true and correct and that reasonable efforts have been made to obtain sufficient information from all of the Directors and Officers to facilitate the proper and accurate completion of this Application for the proposed Policy. Signing of this Application does not bind the undersigned to complete the insurance, but it is agreed that this Application shall be the basis of the contract should a Policy be issued, and this Application will be attached to and become part of such Policy. The undersigned agrees that if after the date of this Application and prior to the effective date of the Policy, any occurrence, event or other circumstance should render any of the information contained in this Application inaccurate or incomplete, then the undersigned shall notify the Insurer of such occurrence, event or circumstance and shall provide the Insurer with information that would complete, update or correct the information contained in this Application. Any outstanding quotations may be modified or withdrawn at the sole discretion of the Insurer.

13. It is agreed that this Renewal Application and all Application(s) for all policies issued by the Insurer of which the proposed Policy would be a direct or indirect renewal or replacement, copies of which will be attached to the proposed Policy, and any materials submitted or required (which shall be maintained on file by the Insurer and be deemed attached as if physically attached to the proposed Policy), are true and are the basis of the proposed Policy and are to be considered as incorporated into and constituting a part of the proposed Policy.

14. The information requested in this Application is for underwriting purposes only and does not constitute notice to the Insurer under any Policy of a Claim or potential claim. All such notices must be submitted to the Insurer pursuant to Section VII of the Policy.

- --------------------------------------------------------------------------------
The undersigned acknowledges that he or she is aware that Defense Costs reduce and may exhaust the Limit of Liability. The Insurer is not liable for any Loss (which includes Defense Costs) in excess of the Limit of Liability.
- --------------------------------------------------------------------------------
This Application must be signed by the Chairman of the Board or President.

Signed  /s/ James R. Harpster
        ---------------------------
Title   PRESIDENT
        ---------------------------
Corporation COLD METAL PRODUCTS, INC.
            -------------------------
Date        JANUARY 31, 1995
            -------------------------

- --------------------------------------------------------------------------------
A POLICY CANNOT BE ISSUED UNLESS ThE APPLICATION IS PROPERLY SIGNED AND DATED
- --------------------------------------------------------------------------------

06/11/93
                                     - 4 -

FOR NEW YORK RESIDENTS ONLY:

This Application must be signed by the Chairman of the Board or President.

WARNING

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY FALSE INFORMATION, OR CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

Signed       _____________________________________

Title        _____________________________________

Corporation  _____________________________________

Date         _____________________________________



- --------------------------------------------------------------------------------
A POLICY CANNOT BE ISSUED UNLESS THE APPLICATION IS PROPERLY SIGNED AND DATED
- --------------------------------------------------------------------------------








06/11/93
                                     - 5 -

Addendum #1
Directors and Officers Liability Insurance
Application dated 1/31/95


Question #7.

     On March 25, 1994 the applicant's wholly owned Canadian subsidiary CMP, Ltd. purchased a 50% equity interest in Direct Steel, Inc. of Concord, Ontario and its related company 955404 Ontario, Inc. which owns the operating company's real property. Direct Steel, Inc. is a Toronto area Steel Service Center. The company's equity interest was purchased for $1,050,000 CDN ($650,000 cash and $400,000 in notes). The investment is accounted for under the Equity method.